UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

PATTERSON-UTI ENERGY, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

PATTERSON-UTI ENERGY, INC.

2022 Annual Meeting
Vote by June 1, 2022
11:59 PM ET

PATTERSON-UTI

PATTERSON-UTI ENERGY, INC.
10713 W. SAM HOUSTON PARKWAY NORTH
SUITE 800
HOUSTON, TX 77064

D75707-P71216

You invested in PATTERSON-UTI ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 2, 2022
10:00 AM CDT

Corporate Headquarters
10713 W. Sam Houston Pkwy North
Suite 125
Houston, TX 77064

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Tiffany (TJ) Thom Cepak 02) Michael W. Conlon 03) William A. Hendricks, Jr. 04) Curtis W. Huff 05) Terry H. Hunt 06) Cesar Jaime 07) Janeen S. Judah 08) Julie J. Robertson	For
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Patterson-UTI for the fiscal year ending December 31, 2022.	For
3. Approval of an advisory resolution on Patterson-UTI's compensation of its named executive officers.	For

NOTE: I also authorize the proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

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D75708-P71216